Exhibit 10.11

SERIES 2010-1

INDENTURE SUPPLEMENT

between

GTP TOWERS ISSUER, LLC,

GTP TOWERS I, LLC,

GTP TOWERS II, LLC,

GTP TOWERS III, LLC,

GTP TOWERS IV, LLC,

GTP TOWERS V, LLC,

GTP TOWERS VII, LLC,

GTP TOWERS IX, LLC,

WEST COAST PCS STRUCTURES, LLC, AND

PCS STRUCTURES TOWERS, LLC

as Obligors

and

The Bank of New York Mellon

as Indenture Trustee

dated as of February 17, 2010

Secured Tower Revenue Notes, Global Tower Series 2010-1

i

SERIES 2010-1

INDENTURE SUPPLEMENT

THIS SERIES 2010-1 INDENTURE SUPPLEMENT (this “Series Supplement”), dated as of February 17, 2010, is between GTP Towers Issuer, LLC, a Delaware limited liability company (the “Issuer”), GTP Towers I, LLC, a Delaware limited liability company (“GTP I”), GTP Towers II, LLC, a Delaware limited liability company (“GTP II”), GTP Towers III, LLC, a Delaware limited liability company (“GTP III”), GTP Towers IV, LLC, a Delaware limited liability company (“GTP IV”), GTP Towers V, LLC, a Delaware limited liability company (“GTP V”), GTP Towers VII, LLC, a Delaware limited liability company (“GTP VII”), GTP Towers IX, LLC, a Delaware limited liability company (“GTP IX”), West Coast PCS Structures, LLC, a Delaware limited liability company (“West Coast”) and PCS Structures Towers, LLC, a Delaware limited liability company (“PCS”; together with GTP I, GTP II, GTP III, GTP IV, GTP V, GTP VII, GTP IX and West Coast, the “Closing Date Asset Entities”; together with any entity that becomes a party hereto after the date hereof as an “Additional Asset Entity”, the “Asset Entities”, the Asset Entities and the Issuer, collectively, the “Obligors”), and The Bank of New York Mellon, as indenture trustee and not in its individual capacity (in such capacity, the “Indenture Trustee”).

RECITALS

WHEREAS, the Obligors and the Indenture Trustee are parties to the Third Amended and Restated Indenture, dated as of February 17, 2010 (the “Indenture”); and

WHEREAS, the Obligors desire to enter into this Series Supplement in order to issue Notes pursuant to the terms of the Indenture and Section 2.07 thereof;

WHEREAS, the Issuer represents that they have duly authorized the issuance of $250,000,000 of Secured Tower Revenue Notes, Global Tower Series 2010-1, consisting of two classes designated as Class C (the “Class C Notes”) and Class F (the “Class F Notes”, together with the Class C Notes, the “Series 2010-1 Notes”);

WHEREAS, the Series 2010-1 Notes constitute Notes as defined in the Indenture;

WHEREAS, the Indenture Trustee has agreed to accept the trusts herein created upon the terms herein set forth; and

NOW, THEREFORE, it is mutually covenanted and agreed as follows:

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01 Definitions. All defined terms used herein and not defined herein shall have the meaning ascribed to such terms in the Indenture. All words and phrases defined in the Indenture shall have the same meaning in this Series Supplement, except as otherwise appears in this Article. In addition, the following terms have the following meanings in this Series Supplement unless the context clearly requires otherwise:

“Anticipated Repayment Date” shall have the meaning ascribed to it in Section 2.01(b) herein.

“Closing Date” shall mean February 17, 2010.

“Date of Issuance” shall mean, with respect to the Series 2010-1 Notes, February 17, 2010.

“Initial Purchasers” shall mean Barclays Capital Inc., Deutsche Bank Securities Inc., RBC Capital Markets Corporation, TD Securities (USA) LLC and Macquarie Capital (USA).

“Note Rate” shall mean, with respect to the Series 2010-1 Notes the fixed rate per annum at which interest accrues on each Class of such Series of Notes as set forth in Section 2.01(a) herein.

“Offering Memorandum” shall mean the Offering Memorandum dated February 11, 2010, relating to the issuance by the Issuer of the Notes.

“Post ARD Note Spread” shall, for each Class of the Series 2010-1 Notes, have the meaning set forth in the table below:

Class	Post-ARD Note Spread
Class C	2.100%
Class F	5.873%

“Rated Final Payment Date” shall have the meaning ascribed to it in Section 2.01(b) herein.

“Series 2010-1 Notes” shall have the meaning ascribed to it in the preamble hereto.

Section 1.02 Rules of Construction. Unless the context otherwise requires:

(a) a term has the meaning assigned to it;

(b) an accounting term not otherwise defined herein and accounting terms partly defined herein, to the extent not defined, shall have the respective meanings given to them under GAAP as in effect from time to time;

(c) “or” is not exclusive;

(d) “including” means including without limitation;

(e) words in the singular include the plural and words in the plural include the singular;

(f) all references to “$” are to United States dollars unless otherwise stated;

(g) any agreement, instrument or statute defined or referred to in this Series Supplement or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns; and

(h) the words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

In the event that any term or provision contained herein with respect to the Series 2010-1 Notes shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Series Supplement shall govern.

ARTICLE II

SERIES 2010-1 NOTE DETAILS; FORM OF SERIES 2010-1 NOTES

Section 2.01 Series 2010-1 Note Details.

(a) The aggregate principal amount of the Series 2010-1 Notes which may be initially authenticated and delivered under this Series Supplement shall be individually issued in two (2) separate classes, each having the class designation, Initial Class Principal Balance, Note Rate and rating set forth below (except for Series 2010-1 Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of Notes pursuant to Section 2.02 of the Indenture):

Class	Initial Class Principal Balance	Note Rate	Rating (Moody’s/Fitch)

Class C	$200,000,000	4.436%	A2/A-
Class F	$50,000,000	8.112%	Ba2/BB-

(b) The “Anticipated Repayment Date” for the Series 2010-1 Notes is the Payment Date in February 2015. The “Rated Final Payment Date” for the Series 2010-1 Notes is the Payment Date in February 2040.

Section 2.02 Delivery of Series 2010-1 Notes. Upon the execution and delivery of this Series Supplement, the Issuer shall execute and deliver to the Indenture Trustee and the Indenture Trustee shall authenticate the Series 2010-1 Notes and deliver the Series 2010-1 Notes to the Depositary.

Section 2.03 Forms of Series 2010-1 Notes. The Series 2010-1 Notes shall be in substantially the form set forth in the Indenture, each with such variations, omissions and insertions as may be necessary.

ARTICLE III

GENERAL PROVISIONS

Section 3.01 Date of Execution. This Series Supplement for convenience and for the purpose of reference is dated as of February 17, 2010.

Section 3.02 Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 3.03 Severability. In case any provision in this Series Supplement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 3.04 Counterparts. The Indenture and any Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such respective counterparts shall together constitute but one and the same instrument.

ARTICLE IV

APPLICABILITY OF INDENTURE

Section 4.01 Applicability. The provisions of the Indenture are hereby ratified, approved and confirmed, except as otherwise expressly modified by this Series Supplement. The representations, warranties and covenants contained in the Indenture (except as expressly modified herein) are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the date hereof.

IN WITNESS WHEREOF, the Obligors and the Indenture Trustee have caused the Indenture and this Series Supplement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

GTP TOWERS ISSUER, LLC, as Issuer
GTP TOWERS I, LLC, as Obligor
GTP TOWERS II, LLC, as Obligor
GTP TOWERS III, LLC, as Obligor
GTP TOWERS IV, LLC, as Obligor
GTP TOWERS V, LLC, as Obligor
GTP TOWERS VII, LLC, as Obligor
GTP TOWERS IX, LLC, as Obligor
WEST COAST PCS STRUCTURES, LLC, as Obligor
PCS STRUCTURES TOWERS, LLC, as Obligor

By:	/s/ ALEX GELLMAN
Name:	Alex Gellman
Title:	President and Chief Operating Officer

THE BANK OF NEW YORK MELLON, as Indenture Trustee

By:	/s/ ALAN TEREZIAN
Name:	Alan Terezian
Title:	Vice President